PURCHASE OF OWNERSHIP INTEREST IN JOINT VENTURE	12 Months Ended
Dec. 31, 2019
PURCHASE OF OWNERSHIP INTEREST IN JOINT VENTURE
11. PURCHASE OF OWNERSHIP INTEREST IN JOINT VENTURE
In 2011, we formed a joint venture with Carrier, Carrier Enterprise Northeast LLC, which we refer to as Carrier Enterprise II. On February 13, 2017, we purchased an additional 10% ownership interest for cash consideration of $42,688, which increased our controlling interest in Carrier Enterprise II to 80%.
Effective May 31, 2019, we purchased an additional 20% ownership interest in Homans Associates II LLC (“Homans”) from Carrier Enterprise
II
for cash consideration of $32,400, which increased our ownership in Homans to 100%. Homans previously operated as a division of Carrier Enterprise II and subsequent to the purchase operates as a stand-alone subsidiary of the Company with 16 locations in the Northeastern U.S.